UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2021

NEW YORK MORTGAGE TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-32216	47-0934168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 Park Avenue
New York, New York 10016
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (212) 792-0107

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	NYMT	NASDAQ	Stock Market

7.75% Series B Cumulative Redeemable Preferred Stock,	NYMTP	NASDAQ	Stock Market
par value $0.01 per share, $25.00 Liquidation Preference

8.000% Series D Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock,	NYMTN	NASDAQ	Stock Market
par value $0.01 per share, $25.00 Liquidation Preference

7.875% Series E Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock,	NYMTM	NASDAQ	Stock Market
par value $0.01 per share, $25.00 Liquidation Preference

6.875% Series F Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock,	NYMTL	NASDAQ	Stock Market
par value $0.01 per share, $25.00 Liquidation Preference

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (§230.405 of this chapter) or Rule 12b-2 under the Exchange Act (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Officer Appointments

On November 16, 2021, New York Mortgage Trust, Inc. (the “Company”) announced the following changes to its management that will be effective January 1, 2022. The Board of Directors of the Company (the “Board”) has appointed Jason T. Serrano as President and Chief Executive Officer of the Company, effective on January 1, 2022, and Steven R. Mumma, who presently serves as the Chairman of the Board and Chief Executive Officer of the Company, as Executive Chairman of the Company, effective on January 1, 2022. In this role, Mr. Mumma is expected to (a) serve as Chairman of the Board and oversee corporate, investment, risk management, and capital management strategies of the Company, (b) assist Mr. Serrano in the assumption of duties and responsibilities as Chief Executive Officer of the Company, and (c) work collaboratively with Mr. Serrano with respect to the foregoing and ongoing matters. Mr. Mumma is expected to continue to devote substantially all of his working time and professional efforts to the business and affairs of the Company in his role as Executive Chairman. Mr. Serrano will have an initial term of two years as Chief Executive Officer of the Company, while Mr. Mumma’s term as Executive Chairman will expire on December 31, 2022, subject to extension upon mutual agreement of the parties.

Mr. Serrano, 46, currently serves as President of the Company. Mr. Serrano has served as President since January 2019 and has been a member of the Board since March 2019. Prior to joining the Company, Mr. Serrano was a Partner at Oak Hill Advisors, L.P. (“OHA”), an alternative investment management firm, from January 2014 to December 2018 and a Managing Director at OHA from April 2008 to December 2013. While at OHA, Mr. Serrano ran the mortgage investment business. Prior to joining OHA, Mr. Serrano served as a Principal at The Blackstone Group, where he led the structured finance investment team. Before Blackstone, he spent five years at Fortress Investment Group as Vice President, assisting in the management of $2 billion of distressed structured products and whole-loan portfolios. He also spent five years at Moody’s as a rating analyst for collateralized debt obligations and derivatives. He earned a Bachelor of Science degree from Oswego State University.

Mr. Mumma, 63, currently serves as Chief Executive Officer of the Company and Chairman of the Board. Mr. Mumma has served as Chief Executive Officer since February 2009 and Chairman of the Board since March 2015. Mr. Mumma was appointed President, a role he held until May 2016, and Co-Chief Executive Officer effective March 31, 2007 and served as Chief Financial Officer from November 2006 to October 2010. Prior to serving in the above capacities, Mr. Mumma served as the Company’s Chief Investment Officer, a position to which he was named in July 2005, and as Chief Operating Officer, commencing in November 2003. From 1981 to 2003, Mr. Mumma served in various financial and accounting roles for financial and accounting institutions. Mr. Mumma received a B.B.A. from Texas A&M University.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve numerous risks and uncertainties. The Company’s actual results, outcomes or courses of action may differ from its beliefs, expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are not historical in nature and can be identified by words such as "anticipate," "estimate," "will," "should," "may," "expect," "project," "believe," "intend," "seek," "plan" and similar expressions or their negative forms, or by references to strategy, plans, or intentions. The Company’s results, outcomes or courses of action can change depending on a variety of factors, some of which are beyond the Company’s control and/or are difficult to predict, including, without limitation, changes in market conditions and economic trends. Furthermore, forward-looking statements are subject to risks and uncertainties, including, among other things, those described under Item 1A of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 26, 2021. Other risks, uncertainties, and factors that could cause actual results, outcomes or courses of action to differ materially from those projected may be described from time to time in reports the Company files with the SEC, including reports on Forms 10-Q, 10-K and 8-K. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 7.01.   Regulation FD Disclosure.

The Company issued a press release announcing the matters outlined herein on November 16, 2021. The text of the press release is included as Exhibit 99.1 to this Form 8-K. Pursuant to the rules and regulations of the SEC, such exhibit and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being furnished with this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Press release dated November 16, 2021.
104	Cover Page Interactive Data File-the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW YORK MORTGAGE TRUST, INC.
(Registrant)

Date: November 16, 2021	By:	/s/ Kristine R. Nario-Eng
Kristine R. Nario-Eng
Chief Financial Officer